Exhibit 99.3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Kodiak Oil & Gas Corp.

Denver, Colorado

We have audited the accompanying statements of operating revenues and direct operating expenses of properties to be acquired by Triangle USA Petroleum Corporation from Kodiak Oil & Gas Corp. for the years ended December 31, 2012 and 2011, and the related notes.

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS’ RESPONSIBILITY

Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the statements of operating revenues and direct operating expenses referred to above present fairly, in all material respects, the operating revenues and direct operating expenses, described in Note 1, of the properties to be acquired by Triangle USA Petroleum Corporation from Kodiak Oil & Gas Corp. for the years ended December 31, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America.

BASIS OF ACCOUNTING

We draw attention to Note 1 of the financial statements, which describes the basis of accounting.  The financial statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and are not intended to be a complete financial presentation of the properties to be acquired by Triangle USA Petroleum Corporation.

/s/ EKS&H LLLP

EKS&H LLLP

August 5, 2013

Denver, Colorado

STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES
OF PROPERTIES TO BE ACQUIRED BY TRIANGLE USA PETROLEUM CORPORATION

	For the Years Ended		For the Three Months Ended
	December 31,		March 31,
	2012	2011	2013	2012
			(unaudited)

OPERATING REVENUES:
Oil sales	$9,464,748	$414,607	$6,347,109	$409,184
Gas sales	51,476	1,939	22,666	18,049
Total operating revenues	9,516,224	416,546	6,369,775	427,233

DIRECT OPERATING EXPENSES:
Lease operating expense	1,338,933	17,861	1,047,561	33,054
Production taxes	1,088,882	47,745	730,111	47,534
Total direct operating expenses	2,427,815	65,606	1,777,672	80,588

OPERATING REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES	$7,088,409	$350,940	$4,592,103	$346,645

See accompanying notes to the Statements of Operating Revenues and Direct Operating Expenses

of Properties to be Acquired by Triangle USA Petroleum Corporation.

NOTES TO THE STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES
OF PROPERTIES TO BE ACQUIRED BY TRIANGLE USA PETROLEUM CORPORATION

1.                                BASIS OF PRESENTATION

On August 5, 2013, Triangle USA Petroleum Corporation, a wholly-owned subsidiary of Triangle Petroleum Corporation, (collectively referred to herein as “Triangle,”), entered into a definitive Purchase and Sale Agreement (the “Acquisition Agreement”) with Kodiak Oil & Gas (USA) Inc. and Kodiak Williston, LLC (wholly-owned subsidiaries of Kodiak Oil & Gas Corp., together the “Seller”), under which Triangle has agreed to acquire (the “Acquisition”) certain oil and gas leaseholds located in the State of North Dakota and various other related rights, permits, contracts, equipment and other assets (the “Oil and Gas Properties”).  The effective date for the Acquisition will be July 1, 2013 (the “Effective Date”).  Unless waived, the closing of the Acquisition must occur on or before October 16, 2013, and is subject to the satisfaction of customary closing conditions.  The aggregate purchase price for the Acquisition is $82.0 million, subject to defect and customary post-effective date adjustments, all of which will be paid in cash.

Concurrent with entering into the Acquisition Agreement, Triangle and Kodiak Williston, LLC entered into a letter agreement with respect to an oil and gas lease acreage and well interest exchange (the “Exchange Agreement”) whereby each party agreed to exchange (the “Exchange”) its respective interest in certain oil and gas leaseholds located in the State of North Dakota, and various other related rights, permits, contracts, equipment and other assets (the “Exchanged Assets”). The effective date of the Exchange Agreement is also July 1, 2013.  The closing of the Exchange Agreement is expected to close concurrently with the Acquisition Agreement, subject to the satisfaction of customary closing conditions.  Seller’s interest in the Exchanged Assets, together with the Oil and Gas Properties, is herein referred to as the “Acquired Properties”.

The accompanying Statements of Operating Revenues and Direct Operating Expenses of the Properties to be Acquired by Triangle (the “Statements”) were prepared by the Seller based on carved-out financial information and data from the Seller’s historical accounting records.  Because the Acquired Properties are not separate legal entities, the accompanying Statements vary from a complete income statement in accordance with accounting principles generally accepted in the United States of America in that they do not reflect certain expenses that were incurred in connection with the ownership and operation of the Acquired Properties including, but not limited to, general and administrative expenses, interest expense, and other indirect expenses.  These costs were not separately allocated to the Acquired Properties in the accounting records of the Seller.  In addition, these allocations, if made using historical general and administrative structures, would not produce allocations that would be indicative of the historical performance of the Acquired Properties had they been Triangle’s properties due to the differing size, structure, operations and accounting policies of the Seller and Triangle.  The accompanying Statements also do not include provisions for depreciation, depletion, amortization and accretion, as such amounts would not be indicative of the costs which Triangle will incur upon the allocation of the purchase price paid for the Acquired Properties.  For these reasons, the Statements are not indicative of the results of operations of the Acquired Properties on a going forward basis due to changes in the business and the omission of various operating expenses.  Furthermore, no balance sheet has been presented for the Acquired Properties because not all of the historical cost and related working capital balances are segregated or easily obtainable, nor has information about the Acquired Properties’ operating, investing and financing cash flows been provided for similar reasons.  Accordingly, the accompanying Statements are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission (“SEC”) Regulation S-X.

The financial information for the three months ended March 31, 2013 and 2012 is unaudited.  In the opinion of management, this information contains all adjustments, consisting only of normal recurring accruals, necessary for a fair statement of the operating revenues and direct operating expenses for the periods presented in accordance with the indicated basis of presentation.  The operating revenues and direct operating expenses for interim periods are not necessarily indicative of the operating revenues and direct operating expenses for the full fiscal year, nor are they indicative of the results of operations of the Acquired Properties on a going forward basis for the reasons previously noted.

NOTES TO THE STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES
OF PROPERTIES TO BE ACQUIRED BY TRIANGLE USA PETROLEUM CORPORATION

2.                                      USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

The preparation of these Statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of operating revenues and direct operating expenses during the respective reporting periods.  Actual results may differ from the estimates and assumptions used in the preparation of the Statements.

3.                                      COMMITMENTS AND CONTINGENCIES

As represented by the Seller in the Acquisition Agreement, there are no known claims, litigation or disputes pending as of the effective date of the Acquisition Agreement, or any matters arising in connection with indemnification, and neither Triangle nor the Seller are aware of any legal, environmental or other commitments or contingencies that would have a material adverse effect on the Statements.

4.                                      REVENUE RECOGNITION

Seller records revenues from the sales of crude oil and natural gas when they are produced and sold. There were no gas imbalances at December 31, 2012 or 2011.

5.                                      DIRECT OPERATING EXPENSES

Direct operating expenses are recorded when the related liability is incurred.  Direct operating expenses include lease and gathering operating expenses, ad valorem taxes and production taxes.  Certain costs such as depletion, depreciation and amortization, accretion of asset retirement obligations, general and administrative expenses and interest expense were not allocated to the Acquired Properties.

6.                                      SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (unaudited):

Estimated quantities of proved oil and gas reserves of the Acquired Properties were derived from reserve estimates prepared by a third party as of December 31, 2012 and 2011.  There were no proved oil and gas reserves of the Acquired Properties as of December 31, 2010.  Estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors.  All of the Acquired Properties’ proved reserves are located in the continental United States.

Guidelines prescribed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 932, Extractive Industries — Oil and Gas, have been followed for computing a standardized measure of future net cash flows and changes therein relating to estimated proved reserves.  Future cash inflows and future production and development costs are determined by applying prices and costs, including transportation, quality, and basis differentials, to the year-end estimated quantities of oil and gas to be produced in the future.  The resulting future net cash flows are reduced to present value amounts by applying a ten percent annual discount factor.  Future operating costs are determined based on estimates of expenditures to be incurred in producing the proved oil and gas reserves in place at the end of the period using year-end costs and assuming continuation of existing economic conditions, plus overhead incurred.  Future development costs are determined based on estimates of capital expenditures to be incurred in developing proved oil and gas reserves.

The assumptions used to compute the standardized measure are those prescribed by the FASB and the SEC.  These assumptions do not necessarily reflect Triangle’s expectations of actual revenues to be derived from those reserves, nor their fair value.  The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these reserve quantity estimates are the basis for the valuation process. Triangle emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties.  Accordingly, these estimates are expected to change as future information becomes available.  The standardized measure excludes income

NOTES TO THE STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES
OF PROPERTIES TO BE ACQUIRED BY TRIANGLE USA PETROLEUM CORPORATION

taxes as the tax basis for the Acquired Properties could not be determined or reasonably estimated for the periods presented.  In addition, the tax basis of the Acquired Properties to be acquired by Triangle will differ from that of Kodiak so any tax provision is not relevant.

The following reserve quantity and future net cash flow information for 2012 and 2011 was prepared by a third party based on information of the Acquired Properties provided by the Seller.

The following table sets forth information for the years ended December 31, 2012 and 2011 with respect to changes in the Acquired Properties’ proved (i.e., proved developed and undeveloped) reserves:

	Crude Oil	Natural Gas
	(Mbbl)	(MMcf)

January 1, 2011	—	—
Revisions of previous estimates	—	—
Purchase of reserves	—	—
Extensions, discoveries and other additions	4,882	4,886
Sale of reserves	—	—
Production	(5)	(1)
December 31, 2011	4,877	4,885
Revisions of previous estimates	34	319
Purchase of reserves	—	—
Extensions, discoveries and other additions	—	—
Sale of reserves	—	—
Production	(114)	(9)
December 31, 2012	4,797	5,195

Proved developed reserves, included above:
December 31, 2011	24	23
December 31, 2012	1,594	1,671

Proved undeveloped reserves, included above:
December 31, 2011	4,853	4,862
December 31, 2012	3,203	3,524

As of December 31, 2012, the Acquired Properties had estimated proved reserves of 4,797 Mbbl of crude oil and 5,195 MMcf of natural gas and with a standardized measure, excluding income taxes, of $75.3 million.  The Acquired Properties’ reserves are comprised of approximately 85% crude oil and 15% natural gas on an energy equivalent basis.

The following values for the crude oil and natural gas reserves at December 31, 2012, are based on prices of $85.57 per bbl and $4.25 per Mcf.  The following values for the crude oil and natural gas reserves at December 31, 2011, are based on prices of $87.19 per bbl and $4.24 per Mcf.  These prices were based on the 12 month arithmetic average of the first-day-of-the-month prices January 1, 2012 through December 31, 2012, and January 1, 2011 through December 31, 2011, respectively.  The crude oil pricing was based off the West Texas Intermediate price and natural gas pricing was based off the average prices in the Bakken.  All prices have been adjusted for transportation, quality and basis differentials.

NOTES TO THE STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES
OF PROPERTIES TO BE ACQUIRED BY TRIANGLE USA PETROLEUM CORPORATION

The following summary sets forth the Acquired Properties’ future net cash flows relating to proved oil and gas reserves based on the standardized measure prescribed in ASC Topic 932:

	December 31,
	2012	2011
	(in thousands)

Future cash inflows	$432,578	$445,974

Future costs:
Production	(93,199)	(92,571)
Development	(99,897)	(125,031)

Future net cash flows	239,482	228,372

10% discount factor	(164,193)	(165,435)

Standardized measure of discounted future net cash flows relating to proved reserves	$75,289	$62,937

The principal sources of changes in the standardized measure of discounted future net cash flows are:

	For the Year Ended
	December 31,
	2012	2011
	(in thousands)

Standardized measure, beginning of period	$62,937	$—
Extensions and discoveries, net of future production and development costs	—	63,288
Sales, net of production costs	(7,088)	(351)
Previously estimated development costs incurred during the period	35,422	—
Revision of quantity estimates	1,164	—
Net change in prices, net of production costs	(6,028)	—
Acquisition of reserves	—	—
Divestiture of reserves	—	—
Accretion of discount	6,294	—
Changes in future development costs	(14,456)	—
Change in income taxes	—	—
Change in production timing and other	(2,956)	—
Standardized measure, end of period	$75,289	$62,937